Exhibit 10.9

Feutune Light Acquisition Corporation

221 W 9th St #848

Wilmington, Delaware 19801

June 21, 2024

Feutune Light Sponsor LLC

221 W 9th St #848

Wilmington, Delaware 19801

Sau Fong Yeung, Member and Manager

I/C/O Feutune Light Sponsor LLC

221 W 9th St #848

Wilmington, Delaware 19801

Sam Yu, Member

I/C/O Feutune Light Sponsor LLC

221 W 9th St #848

Wilmington, Delaware 19801

Verakin JX (U.S.) Inc.

I/C/O Feutune Light Sponsor LLC

221 W 9th St #848

Wilmington, Delaware 19801

Re:	Letter Agreement re Settlement of All Outstanding Notes and Waiver of Claims

Ladies and Gentlemen:

WHEREAS, on June 14, 2022, the registration statement on Form S-1 (the “Registration Statement” (File No. 333-264221) relating to the initial public offering (the “IPO”) of Feutune Light Acquisition Corporation., a Delaware corporation (the “Company”) was declared effective by the Securities and Exchange Commission;

WHEREAS, pursuant to the Registration Statement, Feutune Light Sponsor LLC, the sponsor of the Company (the “Sponsor”), and its designees or affiliates, may but were not required to provide working capital loans (the “Working Capital Loans”) to the Company, up to $3,000,000 of which may be converted into working capital units (the “Working Capital Units”), at the price of $10.00 per unit at the option of the lender, upon the consummation of the initial business combination of the Company, and such Working Capital Units would be identical to the private units sold in the private placement consummated simultaneously with the IPO;

WHEREAS, as of the date hereof, the Sponsor and certain of its members (the “Members”) have provided a total of $2,636,000 in Working Capital Loans, in such amounts and on such dates as set forth in Schedule A hereto, with some of such Working Capital Loans evidenced by promissory notes (the “Notes”) with substantially the same term, as set forth in Schedule A hereto;

WHEREAS, the Company has entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Thunder Power Holding Limited, a British Virgin Islands company, and Feutune Light Merger Sub Inc., a Delaware corporation and subsidiary of the Company, dated on October 26, 2023, and is expected to consummate all the transactions provided in the Merger Agreement on June 21, 2024, including, but not limited to, the following: (i) the surviving company changing its name to “Thunder Power Holdings, Inc.” (“PubCo”); (iii) splitting all issued and outstanding private units of the Company into their individual components; (iv) converting all shares of Class A common stock of the Company that form the private units into the same number of shares of common stock of PubCo; (v) converting all warrants of the Company that form the private units of the Company into the same number of warrants of PubCo that may be exercised for shares of common stock of PubCo, as provided in that certain amended and restated warrant agreement, dated June 21, 2024, between the Company and Continental Stock Transfer & Trust Company; and (vi) converting every ten rights of the Company into one share of common stock of PubCo.

WHEREAS, pursuant to the Registration Statement, the certificate of incorporation of the Company, effective as of the date hereof, and the terms of the Notes, in satisfaction of the all the outstanding obligations of the parties and in consideration of the terms of the Notes and all of the outstanding balance of the Working Capital Loans, the Sponsor and all of its Members agree to settle and convert all of the outstanding balance of the Working Capital Loans into Working Capital Units of the Company, which in turn, pursuant to the Registration Statement and the Merger Agreement, shall be converted into 289,960 shares of common stock of PubCo and 263,600 warrants of PubCo.

NOW THERFORE, in consideration of the foregoing, the mutual promises, covenants, and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sponsor, each of its Members (together with the Sponsor, the “Holders”), and the Company (each a “Party” and collectively, the “Parties”), intending to be legally bound, hereby agree as follows:

1. Amendment to the Notes. The Company proposes, and the Holders agree and acknowledge, that:

a. Notwithstanding anything to the contrary set forth in any part of the Notes, in the case the Closing (as defined in the Merger Agreement), as a full and complete settlement of all Notes, all outstanding balances of the Working Capital Loans, and all obligations arising from such Notes or Working Capital Loans, and in consideration for the fulfillment of the covenants and promises set forth herein, the Company shall issue, or cause PubCo, to issue to the Holders, such numbers of shares of common stock of PubCo (the “Shares”) and warrants of PubCo (together with the Shares, the “Private Securities”) as set forth in Schedule B hereof;

b. In the case the Closing occurs on June 21, 2024, upon the issuance to the Holders of the Private Securities, all Note obligations and all obligations under the Working Capital Loans shall be deemed fully satisfied and paid in full and discharged and the Notes shall terminate immediately thereon;

c. Any provision as provided above in this Section 1 of this Agreement shall be deemed an “amendment” or “waiver” to each of the Notes and the Working Capital Loans;

2. Release. Each Holder, for himself, herself or itself and on behalf of his, her or its Affiliates, and any of their respective officers, directors, employees, agents, representatives, successors, members, managers, partners and permitted assigns (each a “Waiving Party”), acknowledges and agrees that, in the case that the Closing, occurs on June 21, 2024, effective at the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action he, she or it may have as of the date hereof against the Company and any subsidiaries, affiliates, or any subsidiary or affiliate’s respective officers, directors, employees, agents, representatives, successors and permitted assigns (the “Released Parties”) relating to or arising from the Notes and Working Capital Loans, any ancillary agreement, certificate or other document entered into, made, delivered, or made available in connection therewith, or as a result of any of the transactions contemplated thereby, whether arising under, or based upon, any applicable federal, state, local or foreign statute, law, ordinance, rule or regulation or otherwise (including any right, whether arising at law or in equity, to seek indemnification, contribution, cost recovery, damages or any other recourse or remedy, including as may arise under common law) are hereby irrevocably waived by the Waiving Parties.

3. Lock-Up and Trading Restrictions. Each of the Holders understands and agrees that the Private Securities issued hereof are not registered under the Securities Act of 1933, as amended (the “Securities Act”), will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, may be offered, resold, pledged or otherwise transferred only pursuant to registration under the Securities Act, or an available exemption from registration, and.shall be subject to the transfer restrictions and lock-up agreement as set forth in a certain Private Unit Subscription Agreement, dated June 15, 2022, by and between the Registrant and the Sponsor, and a certain lock-up agreement, dated June 21, 2024, by and among the Company, the Sponsor, and certain other security holders of PubCo.

4. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule.

5. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof, and may not be amended without the written consent of both parties.

6. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement and the remaining provisions of this Agreement will be interpreted as if such provisions were so excluded.

7. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

8. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed in its name by an authorized officer as of the date first set forth above.

FEUTUNE LIGHT ACQUISITION CORPORATION

/s/ Yuanmei Ma
Name:	Yuanmei Ma
Title:	Chief Financial Officer

Acknowledged and Accepted:

SPONSOR:

By:	/s/ Sau Fong Yeung
Name:	Sau Fong Yeung
Title:	Manager

SAU FONG YEUNG

By:	/s/ Sau Fong Yeung

SAM YU

By:	/s/ Sam Yu

VERAKIN JX (U.S.) Inc.

By:	/s/ Xianhong Wu
Name:	Xianhong Wu
Title:

Schedule A

Holder	Date of Note Issuance or Loan Provision	Outstanding Amount
Sponsor	3/20/2023 (note)	$977,500
	6/20/2023 (note)	$100,000
	8/20/2023 (note)	$100,000
	9/20/2023 (note)	$100,000
	9/8/2023	$25,000
	9/11/2023	$25,000
	9/13/2023	$25,000
	9/15/2023	$120,000
	9/21/2023	$100,000
	10/17/2023	$25,000
	10/20/2023	$15,000
	10/26/2023	$5,000
	10/30/2023	$25,000
	11/1/2023	$25,000
	11/3/2023	$25,000
	11/10/2023	$25,000
	11/14/2023	$25,000
	11/15/2023	$10,000
	12/1/2023	$10,000
	12/5/2023	$25,000
	12/11/2023	$25,000
	12/22/2023	$25,000
	12/26/2023	$25,000
	1/2/2024	$25,000
	1/2/2024	$25,000
	1/3/2024	$25,000
	1/11/2024	$25,000
	1/12/2024	$20,000
	1/23/2024	$25,000
	1/25/2024	$25,000
	2/16/2024	$25,000
	2/20/2024	$25,000
	2/29/2024	$25,000
	3/11/2024	$20,000
	3/21/2024	$25,000
	3/25/2024	$25,000
	3/25/2024	$25,000
	4/10/2024	$25,000
	4/11/2024	$20,500
	4/15/2024	$25,000
	4/18/2024	$18,000
	4/22/2024	$25,000
	4/24/2024	$10,000
	5/6/2024	$25,000
	5/8/2024	$11,000
	5/13/2024	$25,000
	5/15/2024	$25,000
	5/16/2024	$25,000
	5/20/2024	$8,000
	5/22/2024	$25,000
	5/31/2024	$25,000
	6/3/2024	$25,000
	6/10/2024	$25,000
	6/11/2024	$10,000
	6/12/2024	$15,000
	6/17/2024	$25,000
	6/18/2024	$25,000
	6/20/2024	$16,000

Schedule B

The Private Securities shall be issued under the account of the Sponsor first, and shall be distributed to the Holders pursuant to Sponsor’s operating agreement.